                                                                    EXHIBIT 10.2

                                                                    CONFIDENTIAL

                                 April 15, 2003

                      Maxtor Technology (Suzhou) Co., Ltd.
                        (as user of the Total Commitment)

                           Bank of China Suzhou Branch

                                       and

                 Bank of China Suzhou Industrial Park Sub-branch
                      (as provider of the Total Commitment)

                           MASTER FINANCING AGREEMENT

                                TABLE OF CONTENTS

CLAUSE NUMBER                                         TITLE                              PAGE NUMBER
Clause 1                Interpretation                                                         1

Clause 2                The Facilities and Purposes                                            5

Clause 3                Conditions of Utilization                                              6

Clause 4                Interest                                                               8

Clause 5                Repayment, Prepayment and Cancellation                                 8

Clause 6                Fees                                                                   9

Clause 7                Comfort Letter and Negative Pledge Letter                              9

Clause 8                Service promise, representations and undertakings of Party A           9

Clause 9                Representations and covenants of Party B                              10

Clause 10               Events of default and remedy                                          14

Clause 11               Performance of agreement                                              14

Clause 12               Amendment and termination                                             14

Clause 13               Set-off, assignment and reservation of rights                         15

Clause 14               Commencement of agreement                                             15

Clause 15               Special note                                                          15

Clause 16               Governing law, dispute resolution and jurisdiction                    15

Clause 17               Communications                                                        16

Clause 18               Miscellaneous                                                         17

Signature Page          Party A                                                               18

Signature page          Party B                                                               19

CLAUSE NUMBER                TITLE                                                          PAGE NUMBER
Appendix 1 :    Form of Loan Notification (Chinese)                                              20

Appendix 2 :    Form of foreign exchange loan agreement (Chinese)                                21

Appendix 3 :    Form of Drawdown Notice (Chinese)                                                34

Appendix 4 :    Sample of loan receipt                                                           35

Appendix 5 :    Comfort letter                                                                   36

Appendix 6 :    Form of Negative Pledge Letter (Chinese)                                         37

                           MASTER FINANCING AGREEMENT

THIS AGREEMENT is made between the following parties on 15 April 2003:

(1) BANK OF CHINA SUZHOU BRANCH ("SUZHOU BRANCH") and BANK OF CHINA SUZHOU INDUSTRIAL PARK SUB-BRANCH ("SIP SUB-BRANCH") as the provider of the Total Commitment under this Agreement (Suzhou Branch and SIP Sub-branch are hereinafter jointly and severally called "PARTY A");

(2) MAXTOR TECHNOLOGY (SUZHOU) CO., LTD., a wholly foreign-owned enterprise with limited liability duly incorporated and existing in accordance with the laws of the People's Republic of China, registered in Suzhou Industrial Park of the People's Republic of China, as the user of the Total Commitment under this Agreement (hereinafter called "PARTY B").

For the purpose of developing a long-term, stable and mutual business cooperation relationship and on the principles of freedom of choice, equality, mutuality and good faith, the above parties have reached the following agreement after consultation:

CLAUSE 1          INTERPRETATION

1.1      Definitions

         In this Agreement:

         "AVAILABILITY PERIOD" means the period from and including the Effective Date to the date falling 48 months after the Effective Date;

         "CAPITAL INJECTION SCHEDULE" means the injection schedule of the registered capital of Party B set out in clause 9.2.13, as may be adjusted from time to time by Party B under such clause;

         "CAPITAL VERIFICATION REPORT" means each report prepared and issued by an accountant qualified in the PRC appointed by Party B in relation to the injection of the registered capital of Party B;

         "COMFORT LETTER" means the comfort letter in the form set out in appendix 5 to this Agreement to be given by Maxtor Corporation to Party A;

         "DRAWDOWN NOTICE" means the drawdown notice in the form set out in appendix 3 to this Agreement;

         "EBITDA" has the meaning given to such expression in clause 9.2.4(b);

         "EFFECTIVE DATE" means the date of this Agreement;

         "EVENT OF DEFAULT" means any one of the events specified in clause 10;

         "FACILITY" means the Tranche A Facility or the Tranche B Facility and "FACILITIES" means both of them;

         "FELA" means a foreign exchange loan agreement in the form set out in appendix 2 to this Agreement;

         "FINAL MATURITY DATE" means the date falling 120 months after the Effective Date;

         "GAAP" means the generally accepted accounting standards, principles and practices in the PRC;

         "GOVERNMENT AGENCY" means any government or any governmental agency, semi-governmental or judicial entity or authority;

         "GROUP" means Maxtor Corporation and its directly and indirectly owned subsidiaries;

         "INTEREST CALCULATION DATE" means, in relation to an Interest Period, one day prior to the first day of that Interest Period;

         "INTEREST PAYMENT DATE" means each of the days which fall on each semi-annual anniversary after the Effective Date up to and including the Final Maturity Date, provided that on the relevant day any Loan is outstanding;

         "INTEREST PERIOD" means any of those periods mentioned in clause 4.1 and any other period by reference to which interest on a Loan or any unpaid sum is calculated;

         "LIBOR" means, in relation to any Loan or unpaid sum and any Interest Period relating to it, the rate per annum equal to the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-sixteenth of one per cent.) of the respective rates of each of the banks whose rates appear on the screen page designated "LIBO" (or any equivalent successor to such page) published or reported by Reuters Limited on the Reuters monitor screen as the rate at which such banks are offering in the London Inter-Bank Market deposits in US dollars for a period comparable to such Interest Period at or about
         11.00 a.m. (London time) on the Interest Calculation Date for such Interest Period, provided that where such Interest Period is 3 months or less, the comparable period shall be taken to be 3 months or, where such Interest Period is greater than 3 months, the comparable period shall be 6 months;

         "LOAN" means a Tranche A Loan or a Tranche B Loan;

         "LOAN DOCUMENTS" means this Agreement, each FELA, the Comfort Letter and the Negative Pledge Letter;

         "LOAN NOTIFICATION" means each loan notification from Party B to Party A in the form set out in appendix 1;

         "LOAN RECEIPT" means a loan receipt in the form set out in appendix 4;

         "MARGIN" means (1) 0.5% per annum if LIBOR is equal to or lower than 3.12% per annum on the relevant Interest Calculation Date or (2) 0.6% per annum if LIBOR is higher than 3.12% per annum on the relevant Interest Calculation Date;

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on the ability of Party B to perform its payment obligations under this Agreement;

         "MAXIMUM LOAN AMOUNT" means, on any Utilization Date, an amount equal to the total amount of the paid up registered capital of Party B on that date multiplied by the ratio referred to in clause 9.2.13;

         "MAXTOR CORPORATION" means Maxtor Corporation, a company incorporated in accordance with the laws of the State of Delaware, United States of America;

         "NEGATIVE PLEDGE LETTER" means the negative pledge letter in the form set out in appendix 6 to this Agreement to be given by Party B to Party A;

         "PERMITTED DISPOSALS" means any sale, lease, licence, transfer or other disposal of (1) products, inventory or other assets made in the ordinary course of trade or business of Party B, including in the ordinary course of any business permitted by law, (2) receivables by factoring or any other means of receivables financing, (3) obsolete or worn-out assets, (4) land, plant, equipment or machinery in exchange for other land, plant, equipment or machinery comparable or superior in type, value or quality, (5) any machinery or equipment on arms length terms for fair market value or (6) assets of a value not exceeding US$ 5,000,000 by reference to their net book value, in any financial year or (7) tangible or intangible assets under transactions between companies in the Group pursuant to which Party B receives consideration equal to or greater than the fair market value of the relevant assets at the time of such disposal;

         "PERMITTED INDEBTEDNESS" means (1) financial indebtedness under the Loan Documents, (2) any indebtedness or liability of Party B arising out of or in connection with the ordinary course of trade or business of Party B, including in the ordinary course of any business permitted by law, (3) any indebtedness arising under any leasing or hire purchase arrangements, (4) any financial arrangements undertaken for the purpose of hedging or managing foreign currency exposure, interest rate fluctuations or other financial risks, (5) any indebtedness of Party B not exceeding US$ 5,000,000 outstanding at any time, or (6) any indebtedness owed to, or arising out of transactions involving, any companies in the Group pursuant to which Party B acquires any assets the fair market value of which is equal to or greater than such indebtedness at the time of incurring such indebtedness;

         "PERMITTED SECURITY" means (1) any security imposed by law or any security of any nature arising out of or in connection with the ordinary course of trade or business of Party B, including in the ordinary course of any business permitted by law, (2) any security deposit provided to any Government Agency or utility company in relation to the Project or the operation of Party B's business, (3) any security of any nature securing liabilities not exceeding US$5,000,000 outstanding at any time or (4) security of any nature arising out of investments made in the PRC by Party B or transactions between or involving domestic PRC companies in the Group;

         "POTENTIAL EVENT OF DEFAULT" means any event which may become (with the passage of time, the giving of notice, the satisfaction of any condition or any combination of them) an Event of Default;

         "PRC" means the People's Republic of China;

         "PROJECT" means the establishment and operation of a hard disk drive manufacturing plant at the Suzhou Industrial Park of the PRC by Party B;

         "REPAYMENT DATE" means each of the days which are 54, 60, 66, 72, 78, 84, 90 and 96 months after the Effective Date, and the Final Maturity Date;

         "TRANCHE A COMMITMENT" means US$30,000,000 to the extent not adjusted, cancelled or utilized in accordance with this Agreement;

         "TRANCHE A FACILITY" means the working capital loan facility made available under clause 2.1.1 of this Agreement;

         "TRANCHE A LOAN" means a loan made or to be made under the Tranche A Facility or the principal amount outstanding for the time being of that loan;

         "TRANCHE B COMMITMENT" means the aggregate of the Tranche B1 Commitment and the Tranche B2 Commitment of US$103,000,000 to the extent not adjusted, cancelled or utilized in accordance with this Agreement;

         "TRANCHE B FACILITY" means the Tranche B1 Facility and the Tranche B2 Facility made available under clauses 2.1.2 and 2.1.3 of this Agreement;

         "TRANCHE B LOAN" means a Tranche B1 Loan or a Tranche B2 Loan;

         "TRANCHE B1 COMMITMENT" means US$30,000,000, being part of the Tranche B Commitment, to the extent not adjusted, cancelled or utilized in accordance with this Agreement;

         "TRANCHE B1 FACILITY" means the plant construction project facility under the Tranche B Facility;

         "TRANCHE B1 LOAN" means a loan made or to be made under the Tranche B1 Facility or the principal amount outstanding for the time being of that loan;

         "TRANCHE B2 COMMITMENT" means US$73,000,000, being part of the Tranche B Commitment, to the extent not adjusted, cancelled or utilized in accordance with this Agreement;

         "TRANCHE B2 FACILITY" means the project facility other than the Tranche B1 Facility under the Tranche B Facility;

         "TRANCHE B2 LOAN" means a loan made or to be made under the Tranche B2 Facility or the principal amount outstanding for the time being of that loan;

         "TOTAL COMMITMENT" means the aggregate of the Tranche A Commitment and the Tranche B Commitment being US$133,000,000 at the Effective Date;

         "UTILIZATION DATE" means the date on which a Loan is, or is to be, made available by Party A to Party B;

         "UTILIZATION PLAN" means the plan given by Party B to Party A before the Effective Date in relation to the amounts and order of Party B's proposed utilization of the Facilities under this Agreement, as adjusted from time to time in accordance with clause 2.3 of this Agreement.

1.2      Aids to Construction

         Save where the contrary is indicated, any reference in this Agreement to:

         a "BUSINESS DAY" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in the PRC or, if such reference relates to the date for the payment or purchase of any sum denominated in US dollars, New York, London and the PRC or, if such reference relates to a day on which LIBOR is to be determined, London;

         any DOCUMENT or AGREEMENT (including, without limitation, each Loan Document) shall be construed as a reference to such document or agreement as amended, novated, supplemented, substituted, varied or replaced from time to time.

CLAUSE 2          THE FACILITIES AND PURPOSES

2.1 Subject to the terms of this Agreement, Party A agrees irrevocably to make available to Party B the following facilities:

         2.1.1 a working capital term loan facility in an aggregate amount equal to the Tranche A Commitment;

         2.1.2 a plant construction project term loan facility in an aggregate amount equal to the Tranche B1 Commitment; and

         2.1.3 a project term loan facility for projects other than plant construction in an aggregate amount equal to the Tranche B2 Commitment;

         for the purposes of providing finance to Party B for the plant construction, equipment and machinery, other projects and general working capital needs in relation to the Project. Party B shall apply all amounts borrowed by it under this Agreement for such purposes.

2.2 On the Effective Date, the allocation of the Total Commitment is set out in the table below:

---------------------------------------------------------------------------------------------------
                                                                            COMMITMENT AMOUNT
                           FACILITY TYPE                                       (US$10,000)
---------------------------------------------------------------------------------------------------
Tranche A             General working capital                                     3000
---------------------------------------------------------------------------------------------------
Tranche B1            Plant construction                                          3000
---------------------------------------------------------------------------------------------------
Tranche B2            Other projects                                              7300
---------------------------------------------------------------------------------------------------
Total                                                                            13300
---------------------------------------------------------------------------------------------------

2.3 Party B may adjust the Utilization Plan and/or the allocation of the Tranche B1 Commitment and the Tranche B2 Commitment set out in clause
         2.2 at any time and from time to time by giving not less than 10 business days' prior written notice to Party A, provided that no such adjustment shall cause the total amount of principal repayment under the Tranche B1 Facility by Party B on the Final Maturity Date to exceed US$30,000,000.

CLAUSE 3          CONDITIONS OF UTILIZATION

3.1      Initial conditions precedent

         Party B may not deliver any Drawdown Notice unless Party A has received or waived its right to receive (in the case of clauses 3.1.6 to 3.1.11 below) an original or (in the case of clauses 3.1.1 to 3.1.5 below) a copy, in each case (except the originals) certified as true, complete, valid and up to date by any person authorised by Party B, of each of the following documents:

         3.1.1 the articles of association of Party B currently in force (including any amendment and supplement);

         3.1.2 the approval of the articles of association of Party B by the Suzhou Industrial Park Administrative Committee;

         3.1.3 the current and valid foreign investment enterprise approval certificate of Party B issued by Jiangsu Provincial Government;

         3.1.4 the current and valid enterprise legal person business licence of Party B issued by the Jiangsu Provincial Administration for Industry & Commerce of the PRC;

         3.1.5 the foreign exchange registration certificate issued by the State Administration of Foreign Exchange, Suzhou Sub-branch;

         3.1.6 the board resolutions of Party B, duly passed, approving the signing and performance of this Agreement, each FELA and the Negative Pledge Letter and authorising the relevant persons to sign such documents on behalf of Party B;

         3.1.7 a certificate setting out the names and specimen signatures of the persons of Party B who are authorised to sign this Agreement, each FELA and the Negative Pledge Letter and other related documents on behalf of Party B;

         3.1.8    the Comfort Letter;

         3.1.9    the Negative Pledge Letter;

         3.1.10 this Agreement duly signed by Party A and Party B with their respective chops impressed thereon; and

         3.1.11 a loan certificate or a loan card issued by the People's Bank of China of the PRC.

         Party A shall promptly notify Party B when it has received or waived its right to receive the above documents satisfactory to Party A.

3.2      Further conditions precedent

         Subject to the satisfaction of the conditions precedent in clause 3.1 above, Party B may utilize any Facility by way of a Loan in accordance with the terms of this Agreement if:

         3.2.1 Not less than (1) 10 business days before the Utilization Date (in the case of a Tranche A Loan) or (2) 15 business days before the Utilization Date (in the case of a Tranche B Loan), unless previously provided, Party B delivers to Party A a Loan Notification in relation to the Loan (and which, as the case may be, may include any other Loan(s)) duly completed and signed by Party B with its official chop impressed thereon;

         3.2.2 Subject to Party A's performance of its obligations under clause 8.5, not less than 3 business days before the Utilization Date, Party B delivers to Party A:

                  (a) unless previously provided, an FELA or, as the case may be, FELAs in relation to the Loan (and which, as the case may be, may include any other Loan(s)) duly completed and signed by Party B with its official chop impressed thereon in quadruplicate with two Chinese and two English versions;

                  (b) a Drawdown Notice in relation to the Loan duly completed and signed by Party B with its official chop impressed thereon;

                  (c) unless previously provided, a copy, certified as true, complete, valid and up to date by any person authorised by Party B, of the most recent Capital Verification Report except that Party B shall be entitled to provide other evidence to the reasonable satisfaction of Party A whenever the relevant Capital Verification Report is not available for any reason;

         3.2.3 the proposed Utilization Date is a business day which falls within the Availability Period;

         3.2.4 the proposed amount of the Loan (1) is a minimum of US$1,000,000 and a multiple of US$500,000 which is less than the Tranche A Commitment (in the case of a Tranche A Loan) or, as the case may be, the Tranche B Commitment (in the case of a Tranche B Loan) and (2) when added to the total amount of all Loans then outstanding on the proposed Utilization Date, does not exceed the Maximum Loan Amount, and (for the avoidance of doubt) (1) neither the Tranche A Commitment nor the Tranche B Commitment will be reduced unless and until a Loan is drawn under an FELA and (2) any commitment under an FELA which is not used for any reason within the availability period under that FELA will continue to be available to Party B under any subsequent FELA(s);

         3.2.5 no Event of Default or Potential Event of Default is continuing on the proposed Utilization Date; and

         3.2.6 the representations set out in clause 9.1 (except clause 9.1.3) are true and accurate on and as of the proposed Utilization Date;

         and immediately upon the making of such Loan, the Tranche A Commitment (in the case of Tranche A Loan) or the Tranche B Commitment (in the case of a Tranche B Loan) shall be reduced by the amount of such Loan and the Total Commitment shall be reduced accordingly. The Total Commitment shall be reduced to zero at the end of the Availability Period or earlier if fully cancelled or utilized in accordance with the terms of this Agreement.

CLAUSE 4          INTEREST

4.1 The first Interest Period of each Loan shall start on the Utilization Date for that Loan. The period for which a Loan is outstanding shall be divided into successive Interest Periods each of which (other than the first) shall start on the last day of the preceding Interest Period.

4.2 The duration of each Interest Period shall, save as otherwise provided in this Agreement, be six months, provided that:

         4.2.1 the first Interest Period for each Loan shall end on the immediately following Interest Payment Date for any Loan;

         4.2.2 any Interest Period which would otherwise end before, or extend beyond, a Repayment Date shall be of such duration that it shall end on that Repayment Date.

4.3 If two or more Interest Periods in respect of different Loans end at the same time then, Party B may make one single payment in respect of all interest due on such Loans on the relevant Interest Payment Date.

4.4 On each Interest Payment Date Party B shall pay accrued interest on all Loans.

4.5 Save as otherwise provided in this Agreement, the rate of interest applicable to each Loan from time to time during an Interest Period relating to that Loan shall be the rate per annum which is the sum of the Margin and LIBOR for such Interest Period.

4.6 The rate of interest applicable to any sum payable under this Agreement which Party B fails to pay when due in accordance with the terms of this Agreement shall be the rate per annum which is the sum from time to time of two per cent (2%) per annum, the Margin and LIBOR for the relevant Interest Period.

4.7 Party A will give notice to Party B if on the Interest Calculation Date for any Interest Period no banks have quotations of LIBOR appearing on the Reuters screen at the relevant time.

4.8 If a notice is given under clause 4.7 then within five days of such notice Party A and Party B shall enter into amicable negotiations and friendly consultation with a view to agreeing a substitute basis (1) for determining the rates of interest from time to time applicable to the Loan(s) and/or (2) upon which the Loan(s) may be maintained (whether in US dollars or some other currency) and any such substitute basis that is agreed shall take effect in accordance with its terms and be binding on each party to this Agreement. Unless and until any substitute basis is agreed, the rate of interest applicable to the Loans shall be the rate equal to the interest rate which was determined in respect of the immediate preceding Interest Period. If no substitute basis is agreed, Party B shall be entitled to repay the Loan(s) and all interest accrued thereon to Party A.

CLAUSE 5          REPAYMENT, PREPAYMENT AND CANCELLATION

5.1      Subject to clause 5.2 below, Party B shall:

         5.1.1    repay all Tranche B1 Loans in full on the Final Maturity Date;
                  and

         5.1.2 repay all Tranche A Loans and Tranche B2 Loans in 8 equal instalments, one on each Repayment Date (other than the Final Maturity Date),

         so that in any event the total principal amount of repayment on the Final Maturity Date will not exceed US$30,000,000.

5.2 Party B may prepay the whole or any part of any Loan on an Interest Payment Date by giving Party A not less than 10 business days' prior written notice to that effect, provided that the prepayment shall be a minimum of US$10,000,000 and a multiple of US$1,000,000. Any prepayment shall satisfy Party B's repayment obligations in respect of the Tranche A Loans and Tranche B2 Loans under clause 5.1.2 in inverse chronological order.

5.3 During the Availability Period, Party B may cancel the whole or any part of the Total Commitment (in a minimum amount of US$10,000,000 and of a multiple of US$1,000,000) by giving Party A not less than 10 business days' prior written notice.

CLAUSE 6          FEES

Party B is not required to pay to Party A any arrangement fee or commitment fee or other fees in relation to the Total Commitment under this Agreement.

CLAUSE 7          COMFORT LETTER AND NEGATIVE PLEDGE LETTER

Party B shall ensure that Party A receives the Comfort Letter and the Negative Pledge Letter in accordance with the terms of this Agreement.

CLAUSE 8          SERVICE PROMISE, REPRESENTATIONS AND UNDERTAKINGS OF PARTY A

8.1 In addition to the commitment of Party A in respect of the Total Commitment under this Agreement, Party A will give priority treatment to other financing requests of Party B.

8.2 At the request of Party B, Party A will provide to Party B the services of enquiry, agency, settlement and other intermediary business services within Party A's business scope.

8.3 Party A will provide civilised and quality service in the operation of its financing business and intermediary business. Party A will take Party B's supervision, enquiry, criticism and complaint seriously and handle the same in a speedy and proper manner.

8.4 Party A undertakes to Party B to comply with the applicable and relevant law, regulations, rules, policies and authorisations (internal or external) and the terms of the Loan Documents.

8.5 Party A undertakes to Party B that within 3 business days of its receipt of each Loan Notification from Party B under clause 3.2.1, Party A will notify Party B in writing of the respective commitments of Suzhou Branch and SIP Sub-branch to fund the Loan(s) under such Loan Notification so as to enable Party B to perform its obligations under clause 3.2.2(a).

8.6 Party A undertakes to Party B that upon receipt from Party B of each FELA in quadruplicate for any Loan(s) (in the form set out in Appendix
         2) pursuant to clause 3.2.2(a) above, Party A will (1) treat the condition under clause 3.2.2(a) as being satisfied in respect of such Loan(s), (2) sign such FELA in the name of Suzhou Branch or SIP Sub-branch (or both) in accordance with its notification to Party B under clause 8.5, impress the official chop(s) of Suzhou Branch and/or SIP Sub-branch thereon and date such FELA and (3) deliver to Party B two originals of such FELA (one in Chinese and the other in English) on the Utilization Date of the Loan.

8.7 Party A represents to Party B that Party A (1) is duly incorporated in accordance with the laws of the PRC, (2) has capacity and power to enter into and perform this Agreement and to carry on its business and
         (3) has complied with all laws, regulations, rules, policies and authorisations (internal or external) applicable to Party A in entering into and performing this Agreement.

CLAUSE 9          REPRESENTATIONS AND COVENANTS OF PARTY B

9.1      Party B represents to Party A as follows:

         9.1.1 Party B is duly incorporated and existing in accordance with the laws of the PRC.

         9.1.2 Party B has obtained all board authorisations necessary for the signing of this Agreement.

         9.1.3 All documents, written information, reports and certificates that have been provided by Party B to Party A are accurate, true, complete and valid in all material respects.

         9.1.4 To the knowledge of Party B, Party B has not failed to disclose any of the following events which is occurring and has a Material Adverse Effect:

                  (a) major breach by Party B of law or regulations applicable to Party B;

                  (b) Party B incurring or having indebtedness (except Permitted Indebtedness) or providing mortgage or pledge security (except Permitted Security) in favour of third parties;

                  (c) current litigation or arbitration involving Party B which, if successful, will result in a liability of Party B of more than the greater of (1)US$2,000,000 or (2) 10% of the then paid up registered capital of Party B;

                  (d)      other events that will have a Material Adverse
                           Effect.

9.2      Party B covenants with Party A as follows:

         So long as Party B has not fully repaid the Loans under this Agreement:

         9.2.1 Party A will be Party B's major bank for its deposit, domestic settlement, international settlement and other intermediary businesses and identify Party A as its major bank for business co-operation, provided that Party A's terms and quality of service are at least equivalent to terms and quality offered by other financial institutions operating in Jiangsu Province.

         9.2.2 Party B will obtain, comply with the terms of and maintain in force and effect all approvals and licences required in or by any law or regulations of the PRC to enable it to lawfully enter into and perform its obligations under this Agreement and to operate its business.

         9.2.3    Party B shall:

                  (a) within 180 days after the end of each of its financial years, deliver to Party A one set of its audited financial statements for such financial year;

                  (b) within 30 days after the end of each quarter (being the end of each of Party B's fiscal quarters) in each of its financial years, deliver to Party A one set of its unaudited financial statements for such period;

                  (c) provide to Party A such information about Party B's financial condition as Party A may reasonably require; and

                  (d) ensure that each set of financial statements delivered by it pursuant to sub-clauses (a) and (b) above is prepared in accordance with GAAP and consistently applied.

         9.2.4    Party B will ensure that:

                  (a) the maximum liability to assets ratio, as determined by reference to its relevant financial statements delivered to Party A in accordance with clause 9.2.3 above, (1) for each of the financial years of 2004 and 2005 will not exceed 0.75 and (2) in each financial year thereafter, will not exceed 0.7. Liability to assets ratio means, in relation to any financial year of Party B, the ratio of Party B's total liability to its total assets, as determined by reference to its relevant financial statements delivered to Party A in accordance with clause 9.2.3 above;

                  (b) the minimum ratio of interest cover, as determined by reference to its relevant financial statements delivered to Party A in accordance with clause 9.2.3 above, will not be lower than 2 in each year from and including 2005. In relation to any financial year, interest cover means the ratio of EBITDA to the interest expense of Party B for that year. EBITDA means the total operating profit of Party B for that financial year:

                           (1)     before taking into account:-

                                   (i)      interest expense;

                                   (ii)     tax;

                                   (iii)    all extraordinary and exceptional
                                            items;

                                   (iv)     foreign exchange gains or losses;
                                            and

                           (2) after adding back all amounts provided for depreciation and amortisation (to the extent already deducted in determining operating profit),

                           in each case as determined by reference to the relevant financial statements delivered by Party B to Party A under clause 9.2.3 above.

         9.2.5 The Loans borrowed by Party B under this Agreement will be fully used for the purposes of the Project as set out in clause 2.1 and Party B will not change such use without Party A's consent.

         9.2.6 Party B will not to sell, transfer, distribute or dispose of all or a material part of its business or assets, except Permitted Disposals.

         9.2.7 Party B will not create security over any of its present or future assets or provide security of any nature for the liability of any third party, in each case except Permitted Security.

         9.2.8 Party B will maintain insurances on and in relation to its business and assets with reputable underwriters or insurance companies against such risk and to such extent as is usual for prudent companies carrying on a business such as that carried on by Party B and Party B shall not terminate such insurances for any reason. If Party B terminates the insurances, Party A is entitled to continue or effect such insurances on its behalf as may be reasonably necessary for Party B's business and the relevant expenses shall be borne by Party B.

         9.2.9 The liabilities of Party B to Party A under this Agreement shall rank at least pari passu with the liabilities of Party B to other unsecured creditors save those whose claims are preferred by law.

         9.2.10   Party B shall not declare any Dividends in any year if:

                  (a)      it has no Net Profit in that year;

                  (b) its Net Profit in that year does not exceed its Accumulated Losses;

                  (c) it has not fully repaid all principal and interest under this Agreement that have fallen due up to the date of payment of the relevant Dividends; or

                  (d) the cashflow amount before distribution of Dividends is insufficient to meet the needs of further investments as shown in the Annual Cash Flow Forecast.

                  In this clause 9.2.10:

                  "ACCUMULATED LOSSES" means the accumulated losses described as such in, or determined by reference to, the relevant financial statements of Party B;

                  "ANNUAL CASH FLOW FORECAST" means the annual cash flow forecast, as amended from time to time, delivered by Party B to Party A;

                  "DIVIDENDS" means any dividends or other distributions (including by way of bonus) out of profits to the investors of Party B;

                  "NET PROFIT" means the net profit described as such in the relevant financial statements of Party B.

         9.2.11 Party B will procure that Maxtor Corporation directly or indirectly beneficially owns 50.1% or more of the paid up registered capital of Party B, so as to give Maxtor Corporation a controlling interest in Party B.

         9.2.12 Party B shall promptly notify Party A by written notice in the event that (1) Party B's registered capital is reduced or materially changed (including, but not limited to, reduction of capital, except where Party B has fully repaid principal and paid interest which has fallen due in the relevant year and is able to satisfy the needs of capitalization of profits in accordance with the Capital Injection Schedule), (2) Party B is the subject of a merger (except a restructuring of the Group or where Party B is the surviving entity in such merger), or where Party B takes any steps for its dissolution, bankruptcy or cessation of business or (3) there is the occurrence of an Event of Default.

         9.2.13 Party B shall provide a Capital Verification Report as soon as reasonably practicable after each capital injection. The Capital Verification Report shall be conclusive evidence in respect of the paid up registered capital except that Party B shall be entitled to provide other evidence to the reasonable satisfaction of Party A whenever the relevant Capital Verification Report is not available for any reason. In the case of material change to the schedule below, Party A and Party B shall consult each other amicably on the principle of equality, mutuality and good faith. The initial injection schedule for the registered capital is set out below.

---------------------------------------------------------------------------
                                                                 EQUIPMENT
                      CASH INJECTION                           CONTRIBUTION
 YEAR                   (US$10,000)                             (US$10,000)
---------------------------------------------------------------------------
 2003                      1000
---------------------------------------------------------------------------
 2004                       500                                   1179.7
---------------------------------------------------------------------------
 2005                                                             1533.6
---------------------------------------------------------------------------
 2006                                                               2000
---------------------------------------------------------------------------
 2007                                                                457
---------------------------------------------------------------------------
Total                                            6670.3
---------------------------------------------------------------------------

                  The above schedule may be amended from time to time by Party B and will not affect Party B's utilization of the Facilities. Party B shall however ensure that the ratio of (1) the total amounts of the Loans to (2) the total amount of its paid up registered capital will not exceed 2:1 at any time before Party B has fully repaid all Loans and paid interest thereon.

         9.2.14 Party B will sign and deliver to Party A a Loan Receipt in respect of each Loan upon receiving the proceeds of that Loan from Party A.

CLAUSE 10         EVENTS OF DEFAULT AND REMEDY

Upon the occurrence of any of the following events to Party B, unless remedial action is taken within 90 days to the reasonable satisfaction of Party A (except an event under sub-clause 10.1 below), Party A is entitled to cancel the undrawn portion of the Facilities and/or declare all Loans and interest accrued thereon under this Agreement to be immediately due and payable on demand of Party A:

10.1 Party B fails to repay principal of any Loan under this Agreement after 5 days of its due date or fails to pay interest under this Agreement after 10 days of its due date;

10.2     an event of default occurs under an FELA;

10.3 any material loss of or damage to Party B's major assets or business which will have a Material Adverse Effect;

10.4 Party B ceases to carry on its business or threatens to cease to carry on its business;

10.5 substantial change to the scope of the business of Party B, as set out in its business licence which will have a Material Adverse Effect;

10.6 any action is taken or legal proceedings are started for the bankruptcy or liquidation of Party B except where Party B in good faith takes steps to dismiss such action or proceedings;

10.7 any material legal proceedings involving Party B or its assets which will have a Material Adverse Effect (except where Party B in good faith takes steps to defend such proceedings);

10.8 any representation made by Party B in this Agreement is or proves to be incorrect in any material respect when made; or

10.9 Party B fails to perform or comply with any covenants in clause 9.2 in any material respect.

CLAUSE 11         PERFORMANCE OF AGREEMENT

Party A and Party B will use all reasonable effort to further strengthen their connection, provide information to each other, supervise and procure the full performance of this Agreement together.

CLAUSE 12         AMENDMENT AND TERMINATION

This Agreement may be amended, supplemented or discharged by agreement in writing of Party A and Party B. The amendment to and supplement of this Agreement form part of this Agreement and shall have equal force and effect to this Agreement.

CLAUSE 13         SET-OFF, ASSIGNMENT AND RESERVATION OF RIGHTS

13.1 No party shall purport to exercise any right of set-off. No party shall assign its obligations under this Agreement to any third party without the written consent of the other party.

13.2 No indulgence, allowance, preference to Party B or delay in exercising any right under this Agreement by Party A shall effect, impair or restrict any right or benefit of Party A under this Agreement, the law or the regulations, and shall not operate as a waiver by Party A of its rights and benefit under this Agreement and shall not discharge Party B from any obligation that it shall perform under this Agreement.

CLAUSE 14         COMMENCEMENT OF AGREEMENT

This Agreement shall take effect on the date on which the authorised signatories of both parties sign, put the official chops on and date this Agreement.

CLAUSE 15         SPECIAL NOTE

Party A and Party B have sufficiently consulted each other on all the terms of this Agreement.

Each of Party A and Party B has paid special attention to all terms concerning the rights and obligations of both parties and understands the same thoroughly and accurately. Party A's and Party B's understanding of the terms of this Agreement are fully consistent.

The Loan Documents involve commercial secret, each party shall keep the Loan Documents confidential provided that each party may disclose any information about the Loan Documents and/or the transactions thereunder (1) if disclosure is required by law or regulations, (2) to its professional advisers, (3) to any member of the Group (in the case of Party B) or to any member of Bank of China (in the case of Party A) and (4) to third parties who have given a confidentiality undertaking to Party A or, as the case may be, Party B.

CLAUSE 16         GOVERNING LAW, DISPUTE RESOLUTION AND JURISDICTION

16.1 The formation, validity, interpretation and implementation of this Agreement shall be governed by the published and publicly available laws of the PRC, but in the event there is no published law in the PRC governing a particular matter relating to this Agreement, reference shall be made to general international commercial practices.

16.2 Any question, dispute or difference between the parties arising from the formation, performance or otherwise in connection with this Agreement shall first be resolved through amicable negotiation and friendly consultation between the parties, as follows:

         16.2.1 either party may at any time give a written notice (the "FIRST NOTICE") to the other requesting for resolution of the question, dispute or difference through negotiation and consultation;

         16.2.2 within fourteen (14) days of the First Notice, each party shall cause a senior executive to meet and confer at such time and venue as may be convenient to the parties, with a view to resolving the question, dispute or difference;

         16.2.3 if the question, dispute or difference cannot be resolved by the parties within thirty

                  (30) days of the First Notice, either party may give a written notice (the "SECOND NOTICE") to the other requesting for a meeting between the respective chief executive officer (in the case of Party A, the president of the bank branch; and in the case of Party B, its general manager) of the parties; and

         16.2.4 within fourteen (14) days of the Second Notice, each party shall cause its chief executive officer (in the case of Party A, the president of the bank branch; and in the case of Party B, its general manager) to meet and confer at such time and venue as may be convenient to the parties, with a view to resolving the question, dispute or difference.

16.3 If no resolution is reached within ninety (90) days of the First Notice, the question, dispute or difference shall be submitted to the China International Economic and Trade Arbitration Commission ("CIETAC") Beijing Branch in Beijing for final resolution by arbitration in accordance with the rules and procedures of CIETAC supplemented by the following:

         16.3.1 the arbitration shall be conducted in the English and Chinese languages. There shall be three (3) arbitrators, all of whom shall be fluent in English and Chinese and shall have experience in handling cases involving the borrowing of loans by foreign invested enterprises from domestic banks in the PRC;

         16.3.2 the English-language text and Chinese-language text of this Agreement shall be the reference text for the arbitrators;

         16.2.3 the arbitration award shall be final and binding on the parties, and the parties agree to be bound thereby and to act accordingly; and

         16.2.4 the costs of the arbitration (including the arbitration fees and lawyers' fees) shall be borne by the losing party.

CLAUSE 17         COMMUNICATIONS

17.1 Any notice, request, letter or other document sent to either party in accordance with this Agreement shall be in writing and shall be sent to the address, telex number or fax number designated from time to time by the recipient in writing and marked for the attention of the contact person (if any). The initial address, telex number and fax number and contact person (if any) of each party are set out on the signing page of this Agreement, which shall be effective until notice of change is given under clause 17.3 below.

17.2 Each communication between the parties under this Agreement which is made in accordance with this Agreement shall be deemed to have been received by the recipient and effective if such communication satisfies the following conditions:

         17.2.1   if delivered by courier, at the time of actual delivery;

         17.2.2 if sent by telex or fax, at the time of the completion of transmission and upon receiving the accurate confirmation or fax transmission report;

         17.2.3 if sent by post, at noon on the date falling 7 days after posting by registered post to the correct address.

17.3 Each party under this Agreement shall promptly notify the other party in writing of change to its address, telex number or fax number after such change.

17.4 A communication by Party B to either Suzhou Branch or SIP Sub-branch shall be deemed to be a communication to both of them.

CLAUSE 18         MISCELLANEOUS

18.1 This Agreement has both Chinese version and English version, may be executed in any number of counterparts and will have equal force and effect.

18.2 The liabilities of Suzhou Branch and SIP Sub-branch under this Agreement is joint and several and they shall exercise their rights jointly.

18.3 Each of the provisions of this Agreement shall be severable and distinct from one another and if at any time any one or more of those provisions (or any part) is or becomes invalid, illegal or unenforceable the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

18.4 Notwithstanding any other provisions of this Agreement, or any of the other Loan Documents:

         18.4.1 in the event of any conflict or inconsistency between this Agreement and any provisions of any other Loan Documents, this Agreement shall prevail;

         18.4.2 without prejudice to the foregoing, this Agreement shall control the terms of the Total Commitment and each Loan made thereunder, notwithstanding the terms of the FELA (or any other Loan Document) which is entered into in relation to such Loan or any other Loan(s); and

         18.4.3 no amendment or waiver (whether by course of conduct or by any purported amendment or waiver of any of the Loan Documents or otherwise) which relates to, or affects, this clause 18.4 will be effective unless made in writing by Party A and Party B with specific reference to this clause 18.4.

                                 SIGNATURE PAGE

Party A      :    Bank of China Suzhou Branch (official chop)

Address      :    No. 188, West Ganjiang Road, Suzhou, the PRC

Post Code    :    215002

Tel No.      :    0086-0512-65113558        Fax No.  :        0086-0512-65113558

Legal representative or authorised signatory:

/s/ [ILLEGIBLE]                    Date     :        2003.4.15
---------------
   [SEAL]

Party A      :    Bank of China Suzhou Industrial Park Sub-branch (official
                  chop)

Address      :    No. 328, Dong Huan Road, Suzhou, the PRC

Post Code    :    215021

Tel No.      :    0086-0512-67266217        Fax No.  :        0086-0512-67262706

Legal representative or authorised signatory:

/s/ [ILLEGIBLE]                    Date     :        April 15, 2003
---------------
   [SEAL]

Party B      :    Maxtor Technology (Suzhou) Co., Ltd. (official chop)

Address      :    The Suzhou Industrial Park of the People's Republic of China

Post Code    :    215002

Tel No.      :    65-64801850               Fax No.  :        65-6-64801852

Legal representative or authorised signatory:

/s/ [ILLEGIBLE]                    Date     :        April 10, 2003
---------------
   [SEAL]

With copy to:

To           :    c/o Maxtor Corporation

Recipient    :    Glenn H. Stevens, General Counsel

Address      :    2452 Clover Basin Drive, Longmont, CO 80503, United States of
                  America

Fax No.      :    1-303-678-3111

APPENDIX 1 : FORM OF LOAN NOTIFICATION (CHINESE)

                                LOAN NOTIFICATION

To           :    Bank of China Suzhou Branch and Bank of China Suzhou
                  Industrial Park Sub-branch

Date         :

Matter       :    Utilization of commitment amount under the Master Financing
                  Agreement

Dear Sirs:

1. We refer to the Master Financing Agreement in relation to a Total Commitment of US$133,000,000.00 entered into between Maxtor Technology (Suzhou) Co., Ltd., Bank of China Suzhou Branch and Bank of China Suzhou Industrial Park Sub-branch on _________2003 (hereinafter called "AGREEMENT"). Terms and conditions defined in the Agreement shall have the same meaning in this notice.

2.       This Notification is irrevocable.

3. We hereby notify you that we wish to utilize the Loan(s) in the aggregate amount of US$ _____, such amount to be allocated under the Facility(ies) and utilized on the date(s) as shown in the [attached Utilization Plan for year 20[ ]] / [the latest Utilization Plan provided to you]*. Such Utilization Plan may be amended by us in accordance with clause 2.3 of the Agreement.

4. We confirm that the Loan(s) will be used for the purposes set out in the Agreement which are also to be specifically set out in the FELA(s) to be entered into between you and us in respect of the Loan(s).

5. We confirm that the representations under clause 9.1 (except clause 9.1.3) of the Agreement will be true and accurate on and as of the Utilization Date of each Loan.

6. We confirm that no Event of Default or Potential of Event of Default is continuing as at the date of this notice.

Signed by authorised signatory                       Official chop

(Maxtor Technology (Suzhou) Co., Ltd.)

*        delete as appropriate

APPENDIX 2 : FORM OF FOREIGN EXCHANGE LOAN AGREEMENT (CHINESE)

                         FOREIGN EXCHANGE LOAN AGREEMENT

                                       NO.

BORROWER: Maxtor Technology (Suzhou) Co., Ltd.

Enterprise legal person business licence number:

Legal representative:

Financial institution name and account number:       [Bank of China Suzhou [ ]
                                                      Branch]

                                                     [Account no.:      ]

Address:

Contact method:

LENDER:    [Name of Branch]

           Legal representative or person in charge:

           Address:

           Contact method:

A.         DEFINITIONS

In this Agreement:

"AVAILABILITY PERIOD" means a period of 12 months commencing on (and including) the date of this Agreement;

"CAPITAL INJECTION SCHEDULE" means the injection schedule of the registered capital of the Borrower set out in clause 10.2.13, as may be adjusted from time to time by the Borrower under such clause;

"CAPITAL VERIFICATION REPORT" means each report prepared and issued by an accountant qualified in the PRC appointed by the Borrower in relation to the injection of the registered capital of the Borrower;

"COMFORT LETTER" means the comfort letter given by Maxtor Corporation to the Lender before the date of this Agreement;

"COMMITMENT" means US$ __________(1), as may be adjusted, cancelled or utilized in accordance with this Agreement;

"DRAWDOWN NOTICE" means the drawdown notice in the form set out in appendix A to this Agreement;

"EBITDA" has the meaning given to such expression in clause 10.2.4(b);

"EVENT OF DEFAULT" means any one of the events specified in clause 11;

"FACILITY" means the loan facility in an aggregate amount equal to the Commitment irrevocably made available by the Lender to the Borrower;

"FINAL MATURITY DATE" means _________(2);

"GAAP" means the generally accepted accounting standards, principles and practices in the PRC;

"GOVERNMENT AGENCY" means any government or any governmental agency, semi-governmental or judicial entity or authority;

"GROUP" means Maxtor Corporation and its directly and indirectly owned subsidiaries;

"INTEREST CALCULATION DATE" means, in relation to an Interest Period, one day prior to the first day of that Interest Period;

"INTEREST PAYMENT DATE" means each of the days which fall on (1) _________(3) and (2) each semi-annual anniversary after such date, provided that on the relevant day any Loan is outstanding;

"INTEREST PERIOD" means any of those periods mentioned in clause 4.1 and any other period by reference to which interest on a Loan or any unpaid sum is calculated;

"LIBOR" means, in relation to any Loan or unpaid sum and any Interest Period relating to it, the rate per annum equal to the arithmetic mean (rounded upwards, if not already such a multiple, to the nearest whole multiple of one-sixteenth of one per cent.) of the respective rates of each of the banks whose rates appear on the screen page designated "LIBO" (or any equivalent successor to such page) published or reported by Reuters Limited on the Reuters monitor screen as the rate at which such banks are offering in the London Inter-Bank Market deposits in US dollars for a period comparable to such Interest Period at or about 11.00 a.m. (London time) on the Interest Calculation Date for such Interest Period, provided that where such Interest Period is 3 months or less, the comparable period shall be taken to be 3 months or, where such Interest Period is greater than 3 months, the comparable period shall be 6 months;

"LOAN" means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan;

----------------------
(1)        complete as appropriate

(2)        complete as appropriate, 10 years after date of MFA

(3)        complete as appropriate, first Interest Payment Date

"LOAN RECEIPT" means a loan receipt in the form set out in appendix B;

"MARGIN" means (1) 0.5% per annum if LIBOR is equal to or lower than 3.12% per annum on the relevant Interest Calculation Date or (2) 0.6% per annum if LIBOR is higher than 3.12% per annum on the relevant Interest Calculation Date;

"MATERIAL ADVERSE EFFECT" means a material adverse effect on the ability of the Borrower to perform its payment obligations under this Agreement;

"MAXTOR CORPORATION" means Maxtor Corporation, a company incorporated in accordance with the laws of the State of Delaware, United States of America;

"NEGATIVE PLEDGE LETTER" means the negative pledge letter given by the Borrower to the Lender before the date of this Agreement;

"PERMITTED DISPOSALS" means any sale, lease, licence, transfer or other disposal of (1) products, inventory or other assets made in the ordinary course of trade or business of the Borrower, including in the ordinary course of any business permitted by law, (2) receivables by factoring or any other means of receivables financing, (3) obsolete or worn-out assets, (4) land, plant, equipment or machinery in exchange for other land, plant, equipment or machinery comparable or superior in type, value or quality, (5) any machinery or equipment on arms length terms for fair market value or (6) assets of a value not exceeding US$ 5,000,000 by reference to their net book value, in any financial year or (7) tangible or intangible assets under transactions between companies in the Group pursuant to which the Borrower receives consideration equal to or greater than the fair market value of the relevant assets at the time of such disposal;

"PERMITTED INDEBTEDNESS" means (1) financial indebtedness under the Loan Documents, (2) any indebtedness or liability of the Borrower arising out of or in connection with the ordinary course of trade or business of the Borrower, including in the ordinary course of any business permitted by law, (3) any indebtedness arising under any leasing or hire purchase arrangements, (4) any financial arrangements undertaken for the purpose of hedging or managing foreign currency exposure, interest rate fluctuations or other financial risks, (5) any indebtedness of the Borrower not exceeding US$ 5,000,000 outstanding at any time, or (6) any indebtedness owed to, or arising out of transactions involving, any companies in the Group pursuant to which the Borrower acquires any assets the fair market value of which is equal to or greater than such indebtedness at the time of incurring such indebtedness;

"PERMITTED SECURITY" means (1) any security imposed by law or any security of any nature arising out of or in connection with the ordinary course of trade or business of the Borrower, including in the ordinary course of any business permitted by law, (2) any security deposit provided to any Government Agency or utility company in relation to the Project or the operation of the Borrower's business, (3) any security of any nature securing liabilities not exceeding US$5,000,000 outstanding at any time or (4) security of any nature arising out of investments made in the PRC by the Borrower or transactions between or involving domestic PRC companies in the Group;

"POTENTIAL EVENT OF DEFAULT" means any event which may become (with the passage of time, the giving of notice, the satisfaction of any condition or any combination of them) an Event of Default;

"PRC" means the People's Republic of China;

"PROJECT" means the establishment and operation of a hard disk drive manufacturing plant at the Suzhou Industrial Park of the PRC by the Borrower;

["REPAYMENT DATE" means each of the days which (1) fall on _________(4) and (2) each semi-annual anniversary after such date up to and including
___________(5)]](6);

"UTILIZATION DATE" means the date on which a Loan is, or is to be, made available by the Lender to the Borrower.

B.         AIDS TO CONSTRUCTION

Save where the contrary is indicated, any reference in this Agreement to:

a "BUSINESS DAY" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in the PRC or, if such reference relates to the date for the payment or purchase of any sum denominated in US dollars, New York, London and the PRC or, if such reference relates to a day on which LIBOR is to be determined, London;

any DOCUMENT or AGREEMENT (including, without limitation, this Agreement) shall be construed as a reference to such document or agreement as amended, novated, supplemented, substituted, varied or replaced from time to time.

CLAUSE 1 CURRENCY AND AMOUNT

The currency of the Loan(s) shall be US dollars.

The total amount of the Loan(s) under this Agreement is (in words) __________ (in figure) US$ _________.(7)

CLAUSE 2 TERM

The term of each Loan commences on its Utilization Date and ends on the Final Maturity Date/the last Repayment Date(8) of the Loan as set out in clause 8.

CLAUSE 3 PURPOSES

The purposes of the Loan(s) under this Agreement are to provide finance to the Borrower for plant construction/equipment and machinery and projects other than plant construction/general

-------------------
(4) complete only in the case of Tranche A and Tranche B2 Loans, 54 months after date of MFA

(5) complete only in the case of Tranche A and Tranche B2 Loans, 8 years after date of MFA

(6)        delete in the case of Tranche B1 Loans, complete in the case of other
           Loans

(7)        complete as appropriate

(8)        delete as appropriate
working capital needs(9).

The Borrower will not change the purposes of the Loan(s) without the consent of the Lender.

CLAUSE 4 INTEREST RATE AND INTEREST

4.1 The first Interest Period of each Loan shall start on the Utilization Date for that Loan. The period for which a Loan is outstanding shall be divided into successive Interest Periods each of which (other than the first) shall start on the last day of the preceding Interest Period.

4.2 The duration of each Interest Period shall, save as otherwise provided in this Agreement, be six months, provided that:

         4.2.1 the first Interest Period for a Loan shall end on the immediately following Interest Payment Date for that Loan;

         4.2.2 any Interest Period which would otherwise end before, or extend beyond, the Final Maturity Date/a Repayment Date(10) shall be of such duration that it shall end on that date.

4.3 If two or more Interest Periods in respect of different Loans end at the same time then, the Borrower may make one single payment in respect of all interest due on such Loans on the relevant Interest Payment Date.

4.4 On each Interest Payment Date the Borrower shall pay accrued interest on the Loan(s).

4.5 Save as otherwise provided in this Agreement, the rate of interest applicable to each Loan from time to time during an Interest Period relating to that Loan shall be the rate per annum which is the sum of the Margin and LIBOR for such Interest Period.

4.6 The rate of interest applicable to any sum payable under this Agreement which the Borrower fails to pay when due in accordance with the terms of this Agreement shall be the rate per annum which is the sum from time to time of two per cent. (2%) per annum, the Margin and LIBOR for the relevant Interest Period.

4.7 The Lender will give notice to the Borrower if on the Interest Calculation Date for any Interest Period no banks have quotations of LIBOR appearing on the Reuters screen at the relevant time.

4.8 If a notice is given under clause 4.7 then within five days of such notice the Lender and the Borrower shall enter into amicable negotiations and friendly consultation with a view to agreeing a substitute basis (1) for determining the rates of interest from time to time applicable to the Loan(s) and/or (2) upon which the Loan(s) may be maintained (whether in US dollars or some other currency) and any such substitute basis that is agreed shall take effect in accordance with its terms and be binding on each party to this Agreement. Unless and until any substitute basis is agreed, the rate of interest applicable

-------------------
(9)      delete as appropriate

(10)     delete as appropriate
         to the Loans shall be the rate equal to the interest rate which was determined in respect of the immediate preceding Interest Period. If no substitute basis is agreed, the Borrower shall be entitled to repay the Loan(s) and all interest accrued thereon to the Lender.

CLAUSE 5          DRAWDOWN CONDITIONS

The Borrower may utilize the Facility by way of a Loan in accordance with the terms of this Agreement if:

5.1 Not less than 3 business days before the Utilization Date, the Borrower delivers to the Lender a Drawdown Notice duly completed and signed by the Borrower with its official chop impressed thereon;

5.2 the proposed Utilization Date is a business day which falls within the Availability Period;

5.3 the proposed amount of the Loan is a minimum of US$1,000,000 and a multiple of US$500,000 which is less than the Commitment;

5.4 no Event of Default or Potential Event of Default is continuing on the proposed Utilization Date; and

5.5 the representations set out in clause 10.1 (except clause 10.1.3) are true and accurate on and as of the proposed Utilization Date;

         and immediately upon the making of such Loan, the Commitment shall be reduced accordingly. The Commitment shall be reduced to zero at the end of the Availability Period or earlier if fully cancelled or utilized in accordance with the terms of this Agreement.

CLAUSE 6          TIME OF DRAWDOWN

The Utilization Date of each Loan is or is to be set out in the Drawdown Notice for that Loan which has been or is to be delivered to the Lender by the Borrower.

CLAUSE 7          DRAWDOWN PROCEDURE

The Borrower shall comply with the procedure under clause 5 of this Agreement for the drawdown of each Loan.

CLAUSE 8              REPAYMENT

8.1 Subject to clause 8.2 below, the Borrower shall repay all Loans [in full on Final Maturity Date](11) [in 8 equal instalments, one on each Repayment Date](12)

------------------

(11)     delete in the case of Tranche A and Tranche B2 Loans

(12)     delete in the case of Tranche B1 Loans

8.2 The Borrower may prepay the whole or any part of any Loan on an Interest Payment Date by giving the Lender not less than 10 business days' prior written notice to that effect, provided that the prepayment shall be a minimum of US$10,000,000 and a multiple of US$1,000,000. Any prepayment shall satisfy the Borrower's repayment obligations in respect of the Loans under clause 8.1 in inverse chronological order.

8.3 During the Availability Period, the Borrower may cancel the whole or any part of the Commitment (in a minimum amount of US$10,000,000 and of a multiple of US$1,000,000) by giving the Lender not less than 10 business days' prior written notice.

CLAUSE 9          COMFORT LETTER AND NEGATIVE PLEDGE LETTER

The Borrower has delivered to the Lender the Comfort Letter and the Negative Pledge Letter.

CLAUSE 10         REPRESENTATIONS AND COVENANTS

10.1     The Borrower represents to the Lender as follows:

         10.1.1 The Borrower is duly incorporated and existing in accordance with the laws of the PRC.

         10.1.2 The Borrower has obtained all board authorisations necessary for the signing of this Agreement.

         10.1.3 To the knowledge of the Borrower, the Borrower has not failed to disclose any of the following events which is occurring and has a Material Adverse Effect:

                  (a) major breach by the Borrower of law or regulations applicable to the Borrower;

                  (b) the Borrower incurring or having indebtedness (except Permitted Indebtedness) or providing mortgage or pledge security (except Permitted Security) in favour of third parties;

                  (c) current litigation or arbitration involving the Borrower which, if successful, will result in a liability of the Borrower of more than the greater of
                           (1) US$2,000,000 or (2) 10% of the then paid up registered capital of the Borrower;

                  (d)      other events that will have a Material Adverse
                           Effect.

10.2     The Borrower covenants with the Lender as follows:

         So long as the Borrower has not fully repaid the Loan(s) under this
Agreement:

         10.2.1 The Lender will be the Borrower's major bank for its deposit, domestic settlement, international settlement and other intermediary businesses and identify the Lender as its major bank for business co-operation, provided that the Lender's terms and quality of service are at least equivalent to terms and quality offered by other financial institutions operating in Jiangsu Province.

         10.2.2 The Borrower will obtain, comply with the terms of and maintain in force and effect all approvals and licences required in or by any law or regulations of the PRC to enable it to lawfully enter into and perform its obligations under this Agreement and to operate its business.

         10.2.3   The Borrower shall:

                  (a) within 180 days after the end of each of its financial years, deliver to the Lender one set of its audited financial statements for such financial year;

                  (b) within 30 days after the end of each quarter (being the end of each of the Borrower's fiscal quarters) in each of its financial years, deliver to the Lender one set of its unaudited financial statements for such period;

                  (c) provide to the Lender such information about the Borrower's financial condition as the Lender may reasonably require; and

                  (d) ensure that each set of financial statements delivered by it pursuant to sub-clauses (a) and (b) above is prepared in accordance with GAAP and consistently applied.

         10.2.4   The Borrower will ensure that:

                  (a) the maximum liability to assets ratio, as determined by reference to its relevant financial statements delivered to the Lender in accordance with clause
                           10.2.3 above, (1) for each of the financial years of 2004 and 2005 will not exceed 0.75 and (2) in each financial year thereafter, will not exceed 0.7. Liability to assets ratio means, in relation to any financial year of the Borrower, the ratio of the Borrower's total liability to its total assets, as determined by reference to its relevant financial statements delivered to the Lender in accordance with clause 10.2.3 above;

                  (b) the minimum ratio of interest cover, as determined by reference to its relevant financial statements delivered to the Lender in accordance with clause
                           10.2.3 above, will not be lower than 2 in each year from and including 2005. In relation to any financial year, interest cover means the ratio of EBITDA to the interest expense of the Borrower for that year. EBITDA means the total operating profit of the Borrower for that financial year:

                           (1)      before taking into account:-

                           (i)      interest expense;

                           (ii)     tax;

                           (iii)    all extraordinary and exceptional items;

                           (iv)     foreign exchange gains or losses; and

                           (2) after adding back all amounts provided for depreciation and amortisation (to the extent already deducted in determining operating profit),

                  in each case as determined by reference to the relevant financial statements delivered by the Borrower to the Lender under clause 10.2.3 above.

         10.2.5 The Loan(s) borrowed by the Borrower under this Agreement will be fully used for the purposes of the Project as set out in clause 3 and the Borrower will not change such use without the Lender's consent.

         10.2.6 The Borrower will not to sell, transfer, distribute or dispose of all or a material part of its business or assets, except Permitted Disposals.

         10.2.7 The Borrower will not create security over any of its present or future assets or provide security of any nature for the liability of any third party, in each case except Permitted Security.

         10.2.8 The Borrower will maintain insurances on and in relation to its business and assets with reputable underwriters or insurance companies against such risk and to such extent as is usual for prudent companies carrying on a business such as that carried on by the Borrower and the Borrower shall not terminate such insurances for any reason. If the Borrower terminates the insurances, the Lender is entitled to continue or effect such insurances on its behalf as may be reasonably necessary for the Borrower's business and the relevant expenses shall be borne by the Borrower.

         10.2.9 The liabilities of the Borrower to the Lender under this Agreement shall rank at least pari passu with the liabilities of the Borrower to other unsecured creditors save those whose claims are preferred by law.

         10.2.10  The Borrower shall not declare any Dividends in any year if:

                  (a)      it has no Net Profit in that year;

                  (b) its Net Profit in that year does not exceed its Accumulated Losses;

                  (c) it has not fully repaid all principal and interest under this Agreement that have fallen due up to the date of payment of the relevant Dividends; or

                  (d) the cashflow amount before distribution of Dividends is insufficient to meet the needs of further investments as shown in the Annual Cash Flow Forecast.

                  In this clause 10.2.10:

                  "ACCUMULATED LOSSES" means the accumulated losses described as such in, or determined by reference to, the relevant financial statements of the Borrower;

                  "ANNUAL CASH FLOW FORECAST" means the annual cash flow forecast, as amended from time to time, delivered by the Borrower to the Lender;

                  "DIVIDENDS" means any dividends or other distributions (including by way of bonus) out of profits to the investors of the Borrower;

                  "NET PROFIT" means the net profit described as such in the relevant financial statements of the Borrower.

         10.2.11 The Borrower will procure that Maxtor Corporation directly or indirectly beneficially owns 50.1% or more of the paid up registered capital of the Borrower, so as to give Maxtor Corporation a controlling interest in the Borrower.

         10.2.12 The Borrower shall promptly notify the Lender by written notice in the event that (1) the Borrower's registered capital is reduced or materially changed (including, but not limited to, reduction of capital, except where the Borrower has fully repaid principal and paid interest which has fallen due in the relevant year and is able to satisfy the needs of capitalization of profits in accordance with the Capital Injection Schedule), (2) the Borrower is the subject of a merger (except a restructuring of the Group or where the Borrower is the surviving entity in such merger), or where the Borrower takes any steps for its dissolution, bankruptcy or cessation of business or (3) there is the occurrence of an Event of Default.

         10.2.13 The Borrower shall provide a Capital Verification Report as soon as reasonably practicable after each capital injection. The Capital Verification Report shall be conclusive evidence in respect of the paid up registered capital except that the Borrower shall be entitled to provide other evidence to the reasonable satisfaction of the Lender whenever the relevant Capital Verification Report is not available for any reason. In the case of material change to the schedule below, the Lender and the Borrower shall consult each other amicably on the principle of equality, mutuality and good faith. The initial injection schedule for the registered capital is set out below.

---------------------------------------------------------
         CASH INJECTION            EQUIPMENT CONTRIBUTION
 YEAR     (US$10,000)                   (US$10,000)
---------------------------------------------------------
2003         1000
---------------------------------------------------------
2004          500                         1179.7
---------------------------------------------------------
2005                                      1533.6
---------------------------------------------------------
2006                                        2000
---------------------------------------------------------
2007                                         457
---------------------------------------------------------
Total                      6670.3
---------------------------------------------------------

                  The above schedule may be amended from time to time by the Borrower and will not affect the Borrower's utilization of the Facility.

         10.2.14 The Borrower will sign and deliver to the Lender a Loan Receipt in respect of each Loan upon receiving the proceeds of that Loan from the Lender.

CLAUSE 11         EVENTS OF DEFAULT AND REMEDY

Upon the occurrence of any of the following events to the Borrower, unless remedial action is taken within 90 days to the reasonable satisfaction of the Lender (except an event under sub-clause 11.1 below), the Lender is entitled to cancel the undrawn portion of the Facility and/or declare all Loan(s) and interest accrued thereon under this Agreement to be immediately due and payable on demand of the Lender:

11.1 the Borrower fails to repay principal of any Loan under this Agreement after 5 days of its due date or fails to pay interest under this Agreement after 10 days of its due date;

11.2 any material loss of or damage to the Borrower's major assets or business which will have a Material Adverse Effect;

11.3 the Borrower ceases to carry on its business or threatens to cease to carry on its business;

11.4 substantial change to the scope of the business of the Borrower, as set out in its business licence which will have a Material Adverse Effect;

11.5 any action is taken or legal proceedings are started for the bankruptcy or liquidation of the Borrower except where the Borrower in good faith takes steps to dismiss such action or proceedings;

11.6 any material legal proceedings involving the Borrower or its assets which will have a Material Adverse Effect (except where the Borrower in good faith takes steps to defend such proceedings);

11.7 any representation made by the Borrower in this Agreement is or proves to be incorrect in any material respect when made; or

11.8     the Borrower fails to perform or comply with any covenants in clause
         10.2 in any material respect.

CLAUSE 12         TAX AND EXPENSES

All relevant tax and expenses, including but not limited to stamp duty, interest tax, court fees, enforcement fees, legal representation fees, notarisation fees in relation to the formation and performance of this Agreement and dispute resolution under this Agreement shall be shared by the Borrower and the Lender in accordance with the relevant regulation.

CLAUSE 13         SET-OFF, ASSIGNMENT AND RESERVATION OF RIGHTS

13.1 No party shall purport to exercise any right of set-off. No party shall assign its obligations under this Agreement to any third party without the written consent of the other party.

13.2 No indulgence, allowance, preference to the Borrower or delay in exercising any right under this Agreement by the Lender shall effect, impair or restrict any right or benefit of the Lender under this Agreement, the law or the regulations, and shall not operate as a waiver by the Lender of its rights and benefit under this Agreement and shall not discharge the Borrower from any obligation that it shall perform under this Agreement.

CLAUSE 14         AMENDMENT AND TERMINATION

This Agreement may be amended, supplemented or discharged by agreement in writing of both parties. The amendment to and supplement of this Agreement form part of this Agreement and shall have equal force and effect to this Agreement.

CLAUSE 15         GOVERNING LAW, DISPUTE RESOLUTION AND JURISDICTION

15.1 The formation, validity, interpretation and implementation of this Agreement shall be governed by the published and publicly available laws of the PRC, but in the event there is no published law in the PRC governing a particular matter relating to this Agreement, reference shall be made to general international commercial practices.

15.2 Any question, dispute or difference between the parties arising from the formation, performance or otherwise in connection with this Agreement shall first be resolved through amicable negotiation and friendly consultation between the parties, as follows:

         15.2.1 either party may at any time give a written notice (the "FIRST NOTICE") to the other requesting for resolution of the question, dispute or difference through negotiation and consultation;

         15.2.2 within fourteen (14) days of the First Notice, each party shall cause a senior executive to meet and confer at such time and venue as may be convenient to the parties, with a view to resolving the question, dispute or difference;

         15.2.3 if the question, dispute or difference cannot be resolved by the parties within thirty (30) days of the First Notice, either party may give a written notice (the "SECOND NOTICE") to the other requesting for a meeting between the respective chief executive officer (in the case of the Lender, the president of the bank branch; and in the case of the Borrower, its general manager) of the parties; and

         15.2.4 within fourteen (14) days of the Second Notice, each party shall cause its chief executive officer (in the case of the Lender, the president of the bank branch; and in the case of the Borrower, its general manager) to meet and confer at such time and venue as may be convenient to the parties, with a view to resolving the question, dispute or difference.

15.3 If no resolution is reached within ninety (90) days of the First Notice, the question, dispute or difference shall be submitted to the China International Economic and Trade Arbitration Commission ("CIETAC") Beijing Branch in Beijing for final resolution by arbitration in accordance with the rules and procedures of CIETAC supplemented by the following:

         15.3.1 the arbitration shall be conducted in the English and Chinese languages. There shall be three (3) arbitrators, all of whom shall be fluent in English and Chinese and shall have experience in handling cases involving the borrowing of loans by foreign invested enterprises from domestic banks in the PRC;

         15.3.2 the English-language text and Chinese-language text of this Agreement shall be the reference text for the arbitrators;

         15.2.3 the arbitration award shall be final and binding on the parties, and the parties agree to be bound thereby and to act accordingly; and

         15.2.4 the costs of the arbitration (including the arbitration fees and lawyers' fees) shall be borne by the losing party.

CLAUSE 16         COMMENCEMENT OF AGREEMENT

This Agreement shall take effect after the authorised signatories of both parties have signed, impress their respective official chops on and day this Agreement.

This Agreement is in both Chinese and English and executed in four counterparts, each of the Borrower and the Lender keeps two counterparts, all with equal force and effect.

CLAUSE 17         SPECIAL NOTE

The Lender and the Borrower have sufficiently consulted each other on all the terms of this Agreement.

Each of the Lender and the Borrower has paid special attention to all terms concerning the rights and obligations of both parties and understands the same thoroughly and accurately. The Lender's and the Borrower's understanding of the terms of this Agreement is fully consistent.

Borrower:____________(official chop):             Lender:_______(official chop):

Legal representative                              Legal representative
(or authorised signatory)                         (or authorised signatory)

__________________ 20 ____                         ____________________ 20 ____

APPENDIX 3 : FORM OF DRAWDOWN NOTICE (CHINESE)

                                 DRAWDOWN NOTICE

To: Bank of China Suzhou Branch / Bank of China Suzhou Industrial Park
Sub-branch:

Pursuant to the Foreign Exchange Loan Agreement dated _______ signed by Maxtor Technology (Suzhou) Co., Ltd. (hereinafter called the "BORROWER") and submitted to you, we the Borrower wish to utilize a Loan as follows:

(1) The amount of the Loan is (in words) United States Dollar __________ (in figure) US$_________________.

(2) This is the _______ (number) utilization under the Foreign Exchange Loan Agreement.

(3)      The Utilization Date of the Loan is ___.

(4) Please remit the proceeds of the Loan to our bank account, the account number is _____.

This Drawdown Notice shall be irrevocable.

                             Signed by authorised signatory for and on behalf of

                             MAXTOR TECHNOLOGY (SUZHOU) CO., LTD.

                             __________________________ (Official chop)

                             Date:____________________________

APPENDIX 4 : SAMPLE OF LOAN RECEIPT

The following is a scanned version of the front copy of a loan receipt. The loan receipt shall be completed neatly and orderly, and the seal shall be affixed.

(____ Subject) Foreign Exchange Loan Receipt (loan receipt counterfoil copy) One

               Date of loan: ______ 20__          Loan agreement number: _______

This copy shall be kept by lending department for record

--------------------------------------------------------------------------------------------------------
Loan           Name                               Borrowing     Name
receiving                                         entity
entity
               ----------------------------------               ----------------------------------------
               Settlement bank                                  Borrowing
               account number                                   bank account

               ----------------------------------               ----------------------------------------
               Account opening                                  Account
               bank                                             opening bank

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Direct         Method of payment                  Applicable interest rate
payment
               ----------------------------------
               Commercial
               contract number

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Amount of loan                                                                @

                                                                              --------------------------
                                                                              US$

--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                                Bank's comment in examination and
                         Term of loan                           approval:
---------------------------------------------------------------
No.            Scheduled                T         Scheduled
               repayment date*                    repayment
                                                  amount*

---------------------------------------------------------------
1

---------------------------------------------------------------
2

---------------------------------------------------------------
3

---------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                               Finance                    Chief
Seal of borrowing entity                                       personnel      Supervisor  supervisor

--------------------------------------------------------------------------------------------------------

* in the case of Tranche B1 Loans, one repayment date and one repayment amount; in the case of other Loans, eight repayment dates and eight equal repayment amounts

APPENDIX 5 : COMFORT LETTER

                                 COMFORT LETTER

Date:

Attn:

Re: Maxtor Suzhou

We refer to the Master Financing Agreement dated _____ for the Term Loan Facility of US$133,000,000 made between Maxtor Technology (Suzhou) Co., Ltd. ("Borrower"), Bank of China Suzhou Branch and Bank of China Suzhou Industrial Park Sub-branch (together the "Lender").

We confirm that Maxtor Corporation currently owns 100% (directly and indirectly) of the issued and paid-up share capital of the Borrower.

We further confirm that Maxtor Corporation is aware of the terms and conditions of the Master Financing Agreement and that Maxtor Corporation will direct the management of the Borrower to comply with, and perform, its financial and other obligations under the Master Financing Agreement during the term of that transaction.

This letter, however, is not to be interpreted as a guarantee or a promise by Maxtor Corporation to perform any obligations of the Borrower, or any other form of legally binding commitment.

Yours faithfully,

Maxtor Corporation

(authorized signature)

APPENDIX 6 : FORM OF NEGATIVE PLEDGE LETTER (CHINESE)

                               UNDERTAKING LETTER

To Bank of China Suzhou Branch / Bank of China Suzhou Industrial Park
Sub-branch:

Pursuant to the Master Financing Agreement dated _______ signed by us and your bank (the "Agreement"), we hereby undertake to your bank as follows:

1 Subject to, and save as provided in, the Agreement, all of our current and future assets are not and will not be subject to any security or mortgage in favour of third parties other than your bank;

2 The reference to "all of our current and future assets" mentioned above, includes, without limitation, land, real property, machinery and equipment, stock, book debt, etc.

3 If we commit any act which violates this undertaking, it may be regarded as our breach of clause 9.2.7 of the Agreement and the relevant clause of each of the individual loan agreements thereunder, and we are willing to take responsibility in accordance with the terms of the Agreement and such agreements.

Maxtor Technology (Suzhou) Co., Ltd.

(Official chop and signed by authorised signatory)

Date:_________________________